SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A U.S. National Banking Association	41-1592157
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

Sixth Street and Marquette Avenue Minneapolis, Minnesota	55479
(Address of principal executive offices)	(Zip code)

Stanley S. Stroup, General Counsel

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

(612) 667-1234

(Name, address and telephone number of agent for service)

CROWN HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Pennsylvania	75-3099507
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Crown Way Philadelphia, Pennsylvania	19154
(Address of principal executive offices)	(Zip code)

CROWN EUROPEAN HOLDINGS

(Exact name of obligor as specified in its charter)

Republic of France	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Le Colisee I Rue Fructidor 75830 Paris Cedex 17 France
(Address of principal executive offices)	(Zip code)

$1,085,000,000 9.5% Second Priority Senior Secured Notes due 2011

€285,000,000 9.5% Second Priority Senior Secured Notes due 2011

(Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

The Board of Governors of the Federal Reserve System
Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None	with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee.		Not applicable.

Item 16.	List of Exhibits.		List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

	Exhibit 1.	a.	A copy of the Articles of Association of the trustee now in effect.**

	Exhibit 2.	a.	A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

b.

A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

c.

A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

d.

A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

e.

A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of “Norwest Bank Minnesota, National Association.”*

f.

A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of “Wells Fargo Bank Minnesota, National Association.”***

Exhibit 3.	A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.**

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.
***	Incorporated by reference to exhibit number 2f to the trustee’s Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 13th day of May 2003.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Jeffery Rose Corporate Trust Officer

EXHIBIT 6

May 13, 2003

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Jeffery Rose Corporate Trust Officer

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY

UNDER THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

☐	CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b) (2)

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

(Exact name of trustee as specified in its charter)

A U.S. National Banking Association	41-1592157
(Jurisdiction of incorporation or organization if not a U.S. national bank)	(I.R.S. Employer Identification No.)

Sixth Street and Marquette Avenue Minneapolis, Minnesota	55479
(Address of principal executive offices)	(Zip code)

Stanley S. Stroup, General Counsel

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Sixth Street and Marquette Avenue

Minneapolis, Minnesota 55479

(612) 667-1234

(Name, address and telephone number of agent for service)

CROWN HOLDINGS, INC.

(Exact name of obligor as specified in its charter)

Pennsylvania	75-3099507
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One Crown Way Philadelphia, Pennsylvania	19154
(Address of principal executive offices)	(Zip code)

CROWN EUROPEAN HOLDINGS

(Exact name of obligor as specified in its charter)

Republic of France	Not Applicable
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Le Colisee I Rue Fructidor 75830 Paris Cedex 17 France
(Address of principal executive offices)	(Zip code)

$725,000,000    10.875% Third Priority Senior Secured Notes due 2013

(Title of the indenture securities)

Item 1. General Information. Furnish the following information as to the trustee:

(a)	Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Treasury Department
Washington, D.C.

Federal Deposit Insurance Corporation
Washington, D.C.

The Board of Governors of the Federal Reserve System
Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers.

The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.	Foreign Trustee.		Not applicable.

Item 16.	List of Exhibits.		List below all exhibits filed as a part of this Statement of Eligibility. Wells Fargo Bank incorporates by reference into this Form T-1 the exhibits attached hereto.

	Exhibit 1.	a.	A copy of the Articles of Association of the trustee now in effect.**

	Exhibit 2.	a.	A copy of the certificate of authority of the trustee to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern National Bank of Minneapolis.*

b.

A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

c.

A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

d.

A copy of the letter dated May 12, 1983 from the Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

e.

A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of “Norwest Bank Minnesota, National Association.”*

f.

A copy of the letter dated July 10, 2000 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation effective July 8, 2000 of Norwest Bank Minnesota, National Association with various other banks under the title of “Wells Fargo Bank Minnesota, National Association.”***

Exhibit 3.	A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

Exhibit 4.	Copy of By-laws of the trustee as now in effect.**

Exhibit 5.	Not applicable.

Exhibit 6.	The consent of the trustee required by Section 321(b) of the Act.

Exhibit 7.	A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

Exhibit 8.	Not applicable.

Exhibit 9.	Not applicable.

*	Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.
**	Incorporated by reference to the exhibit of the same number to the trustee’s Form T-1 filed as exhibit 99.T3G to the Form T-3 dated July 13, 2000 of GB Property Funding Corp. file number 022-22473.
***	Incorporated by reference to exhibit number 2f to the trustee’s Form T-1 filed as exhibit 25.1 to the Current Report Form 8-K dated September 8, 2000 of NRG Energy Inc. file number 001-15891.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 13th day of May 2003.

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Jeffery Rose Corporate Trust Officer

EXHIBIT 6

May 13, 2003

Securities and Exchange Commission

Washington, D.C. 20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Very truly yours,

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION

Jeffery Rose Corporate Trust Officer

Wells Fargo Bank Minnesota, N.A.	FFIEC 031

Legal Title of Bank	RC-1

Minneapolis	11

City

MN 55479

State Zip Code

FDIC Certificate Number - 05208

Consolidated Report of Condition for Insured Commercial

and State-Chartered Savings Banks for December 31, 2002

All schedules are to be reported in thousands of dollars. Unless otherwise indicated,

report the amount outstanding as of the last business day of the quarter.

Schedule RC—Balance Sheet

			RCFD	Bil	Mil	Thou
			Dollar Amounts in Thousands
ASSETS
1. Cash and balances due from depository institutions (from Schedule RC-A):
a. Noninterest-bearing balances and currency and coin(1)			0081	1,820,590			1.a
b. Interest-bearing balances(2)			0071	63,877			1.b
2. Securities:
a. Held-to-maturity securities (from Schedule RC-B, column A)			1754	0			2.a
b. Available-for-sale securities (from Schedule RC-B, column D)			1773	1,613,776			2.b
3. Federal funds sold and securities purchased under agreements to resell:			RCON
a. Federal funds sold in domestic offices			B987	8,118,713			3.a
			RCFD
b. Securities purchased under agreements to resell(3)			B989	159,512			3.b
4. Loans and lease financing receivables (from Schedule RC-C):
a. Loans and leases held for sale			5369	21,079,237			4.a
b. Loans and leases, net of unearned income	B528	18,011,762					4.b
c. LESS: Allowance for loan and lease losses	3123	284,263					4.c
d. Loans and leases, net of unearned income and allowance (item 4.b minus 4.c)			B529	17,727,499			4.d
5. Trading assets (from Schedule RC-D)			3545	367,486			5
6. Premises and fixed assets (including capitalized leases)			2145	157,682			6
7. Other real estate owned (from Schedule RC-M)			2150	7,328			7
8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)			2130	0			8
9. Customers’ liability to this bank on acceptances outstanding			2155	23,492			9
10. Intangible assets:
a. Goodwill			3163	341,605			10.a
b. Other intangible assets (from Schedule RC-M)			0426	7,596			10.b
11. Other assets (from Schedule RC-F)			2160	1,354,807			11
12. Total assets (sum of items 1 through 11)			2170	52,843,200			12

(1)	Includes cash items in process of collection and unposted debits.
(2)	Includes time certificates of deposit not held for trading.
(3)	Includes all securities resale agreements in domestic and foreign offices, regardless of maturity.

Wells Fargo Bank Minnesota, N.A.	FFIEC 031

Legal Title of Bank	RC-1

12

FDIC Certificate Number - 05208

Schedule RC - Continued

				Bil	Mil	Thou
			Dollar Amounts in Thousands
LIABILITIES
13. Deposits:
a. In domestic offices (sum of totals of columns A and C from Schedule RC-E, part I)			RCON 2200	32,863,493			13.a
(1) Noninterest-bearing (1)	6631	20,656,572					13.a.1
(2) Interest-bearing	6636	12,206,921					13.a.2
b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E, part II)			RCFN 2200	5,802,375			13.b
(1) Noninterest-bearing	6631	10,504					13.b.1
(2) Interest-bearing	6636	5,791,871					13.b.2
14. Federal funds purchased and securities sold under agreements to repurchase:			RCON
a. Federal funds purchased in domestic offices(2)			B993	1,685,713			14.a
			RCFD
b. Securities sold under agreements to repurchase(3)			B995	459,274			14.b
15. Trading liabilities (from Schedule RC-D)			3548	45,836			15
16. Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases) (from Schedule RC-M)			3190	7,081,695			16
17. Not applicable
18. Bank’s liability on acceptances executed and outstanding			2920	23,492			18
19. Subordinated notes and debentures(4)			3200	0			19
20. Other liabilities (from Schedule RC-G)			2930	801,629			20
21. Total liabilities (sum of items 13 through 20)			2948	48,763,507			21
22. Minority interest in consolidated subsidiaries			3000	0			22
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus			3838	0			23
24. Common stock			3230	100,000			24
25. Surplus (exclude all surplus related to preferred stock)			3839	2,133,596			25
26. a. Retained earnings			3632	1,793,289			26.a
b. Accumulated other comprehensive income(5)			B530	52,808			26.b
27. Other equity capital components(6)			A130	0			27
28. Total equity capital (sum of items 23 through 27)			3210	4,079,693			28
29. Total liabilities, minority interest, and equity capital (sum of items 21, 22, and 28)			3300	52,843,200			29

Memorandum
To be reported only with the March Report of Condition.		RCFD	Number
1.	Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external auditors as of any date during 2001	6724	N/A	M. 1

1 =	Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank	4 =	Directors’ examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm(may be required by state chartering authority)
2 =

Independent audit of the bank’s parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)

		5 =	Directors’ examination of the bank performed by other external auditors (may be required by state chartering authority)
3 =	Attestation on bank management’s assertion on the effectiveness of the bank’s internal control over financial reporting by a certified public accounting firm	6 =	Review of the bank’s financial statements by external auditors
		7 =	Compilation of the bank’s financial statements by external auditors
		8 =	Other audit procedures (excluding tax preparation work)
		9 =	No external audit work

(1)	Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)	Report overnight Federal Home Loan Bank advances in Schedule RC, item 16, “other borrowed money.”
(3)	Includes all securities repurchase agreements in domestic and foreign offices, regardless of maturity.
(4)	Includes limited-life preferred stock and related surplus.
(5)	Includes net unrealized holding gains (losses) on available-for-sale securities, accumulated net gains (losses) on cash flow hedges, cumulative foreign currency translation adjustments, and minimum pension liability adjustments.
(6)	Includes treasury stock and unearned Employee Stock Ownership Plan shares.